                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2002



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)




                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

              1-12935                                         75-2815171
      (Commission File Number)                             (I.R.S. Employer
                                                          Identification No.)


       5100 TENNYSON PARKWAY
             SUITE 3000
            PLANO, TEXAS                                         75024
(Address of principal executive offices)                      (Zip code)



Registrant's telephone number, including area code:        (972) 673-2000






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ITEM 5. OTHER EVENTS.

       On November 14, 2002, DeGolyer and MacNaughton issued a consent to Denbury Resources Inc., a copy of which is attached hereto as Exhibit 23.1, in which DeGolyer and MacNaughton consents to references to its firm and to its report effective December 31, 2001 in Denbury's Registration Statement on Form S-3 declared effective by the Securities and Exchange Commission on March 21, 2001, and in the Prospectus Supplement thereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)        Exhibits:

                  Exhibit No.               Exhibit
                  23.1                      Consent of DeGolyer and MacNaughton.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   DENBURY RESOURCES INC.
                                                       (Registrant)


Date: November 14, 2002                   By:   /s/ PHIL RYKHOEK
                                               ----------------------------

                                                    Phil Rykhoek
                                                Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
 23.1         Consent of DeGolyer and MacNaughton.